UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3rd, 2018

Galenfeha, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-188800	46-2283393
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)
	420 Throckmorton Street, Suite 200	76102
	Ft. Worth, Texas 76102	(Zip Code)
(Address of principal executive offices)

(817) 945-6448
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3rd, 2018, the company’s President and CEO, Mr. James Ketner, resigned his position as President and CEO. His resignation letter is detailed in Exhibit 99.1.

On May 3rd, 2018, Mr. Trey Moore assumed the position of President/CEO of Galenfeha, Inc. His acceptance letter is detailed in Exhibit 99.2.

Item 7.01 Regulation FD Disclosure.

On May 1st, 2018, the company signed a letter of intent to acquire all of the membership interest in Fleaux Services of Louisiana. A copy of this document is attached as exhibit 99.3.

Item 8.01 Other Events

On May 3rd, 2018, Galenfeha, Inc. issued a press release regarding the Letter of Intent to acquire Fleaux Services of Louisiana, and changes in the management of the company outlined in this regulatory filing. A copy of the press release is attached as Exhibit 99.4.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	James Ketner resignation letter

Exhibit 99.2	Trey Moore CEO acceptance letter

Exhibit 99.3	Fleaux Services LOI

Exhibit 99.4	Press Release dated May 3rd, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3rd, 2018

GALENFEHA, INC.

/s/ James Ketner
James Ketner
Chairman